                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 10, 1999

                       Stanford Telecommunications, Inc.
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              (Exact Name of Registrant as Specified in Charter)

          Delaware                     001-11473                  94-2207636
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(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


      1221 Crossman Avenue, Sunnyvale, California                   94089
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        (Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code:     408-745-0818
                                                     ---------------------------

                                      N/A
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

     On November 10, 1999, Stanford Telecommunications, Inc., a Delaware corporation ("STel"), and Newbridge Networks Corporation, a Canadian corporation ("Newbridge"), announced that they had renegotiated the Agreement and Plan of Merger, dated as of June 22, 1999 (the "Original Agreement"), by and among STel, Newbridge and Saturn Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Newbridge ("Merger Sub"). The Original Agreement was amended and restated as of November 10, 1999 (the "Amended Agreement"), and now provides for the acquisition of STel by Newbridge in a cash transaction. Pursuant to the Amended Agreement, Merger Sub will be merged with and into STel (the "Merger"), and STel will become a wholly owned subsidiary of Newbridge. The STel stockholders will receive in the Merger U.S.$34.22 in cash, without interest, for each share of STel common stock that they own.

     Consummation of the Merger is subject to certain conditions, including the following:

     . approval by STel's stockholders at a special meeting of stockholders, to be called for the purpose of voting on the Merger (the "Special Meeting");

     . STel having entered into a definitive agreement or agreements to sell certain business units (the "Non-Core Assets") to one or more third party buyers for an aggregate purchase price which will result in after-tax net cash proceeds to STel of not less than U.S.$102 million;

     .  regulatory approvals; and

     .  other customary conditions.

     The Non-Core Assets to be sold to one or more third party buyers consist of STel's operations in Satcom Ground Systems, Communications Systems Integration, Applied Technology Operation, Advanced Communications Systems and Manufacturing & Quality Assurance. STel has entered into an Asset Purchase Agreement dated as of September 22, 1999 (the "ITT Agreement"), with ITT Industries, Inc., an Indiana corporation ("ITT"), to sell to ITT the Non-Core Assets relating to STel's operations in Satcom Ground Systems, Communications Systems Integration, Applied Technology Operation and Advanced Communications Systems, at a purchase of U.S.$191 million in cash, subject to adjustment for an increase or decrease in the net book value of the assets and liabilities of these operations between March 31, 1999 and the closing of the ITT Agreement, which is expected to take place at or about the same time as the closing of the Amended Agreement. Reference is made to the Current Report on Form 8-K, dated September 22, 1999 (File No. 001-11473) filed by STel with the Securities and Exchange Commission on September 28, 1999. On October 29, 1999, STel sold the assets relating to its Manufacturing & Quality Assurance operations to Dii Semiconductor, Inc., a Delaware corporation ("Dii").

     In connection with the Original Agreement, STel granted Newbridge (a) an option to acquire a non-exclusive license to STel's wireless broadband technology (the "Technology Option Agreement"), which option would be exercisable at $69 million if a third party acquired control of STel, and (b) an option to purchase unissued shares of STel common stock equal to 19.9% of the issued and outstanding STel common stock (the "Stock Option Agreement"), at U.S.$35 per share, upon the occurrence of certain events which could give rise to a termination of the Original Agreement. The Technology Option Agreement and Stock Option Agreement remain unchanged and in full force and effect.

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     Certain officers and directors of STel have entered into voting agreements with Newbridge providing that they will vote, in their capacity as stockholders, in favor of the adoption of the Original Agreement and approval of the Merger. These voting agreements remain unchanged and in full force and effect.

     The foregoing summaries of certain principal terms of the Amended Agreement, ITT Agreement, Technology Option Agreement, Stock Option Agreement and voting agreements are not complete and are qualified in their entirety by reference to the agreements. Copies of the Amended Agreement, Technology Option Agreement and Stock Option Agreement and the form of the voting agreements are filed as Exhibits to this Form 8-K and are incorporated herein by this reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

      2.1 Amended and Restated Agreement and Plan of Merger, dated as of June 22, 1999, as amended as of August 20, 1999 and amended and restated as of November 10, 1999, by and among STel, Newbridge and Merger Sub (1)

      2.2 Asset Purchase Agreement, dated as of September 22, 1999, by and between STel and ITT Industries, Inc., an Indiana corporation (2)

     10.1 Wireless Broadband Products Technology License Option Agreement, dated as of June 22, 1999, between STel and Newbridge (3)

     10.2 Stock Option Agreement, dated as of June 22, 1999, between Newbridge and STel (3)

     99.1    Form of Voting Agreement (3)

     99.2    Joint Press Release issued by Newbridge and STel on November 10,
             1999
     ---------
     (1) Incorporated by reference from STel's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999, as amended.

     (2) Incorporated by reference from the Current Report on Form 8-K, dated September 22, 1999 (File No. 001-11473), filed with the Securities and Exchange Commission on September 28, 1999.

     (3) Incorporated by reference from the Current Report on Form 8-K, dated June 22, 1999 (File No. 001-11473), filed by STel with the Securities and Exchange Commission on June 25, 1999.

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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Stanford Telecommunications, Inc.



Dated:  November 16, 1999       By:      /s/ Jerome F. Klajbor
                                       -----------------------------------------
                                Name:    Jerome F. Klajbor
                                       -----------------------------------------
                                Title:   Vice President, Chief Financial Officer
                                       -----------------------------------------

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                                 EXHIBIT INDEX

   Exhibit    Description
   -------    -----------

     2.1 Amended and Restated Agreement and Plan of Merger, dated as of June 22, 1999, as amended as of August 20, 1999 and amended and restated as of November 10, 1999, by and among STel, Newbridge and Merger Sub (1)

     2.2 Asset Purchase Agreement, dated as of September 22, 1999, by and between STel and ITT Industries, Inc., an Indiana corporation (2)

    10.1 Wireless Broadband Products Technology License Option Agreement, dated as of June 22, 1999, between STel and Newbridge (3)

    10.2 Stock Option Agreement, dated as of June 22, 1999, between Newbridge and STel (3)

    99.1      Form of Voting Agreement (3)

    99.2      Joint Press Release issued by Newbridge and STel on November 10,
              1999
    ---------
    (1) Incorporated by reference from STel's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999, as amended.

    (2) Incorporated by reference from the Current Report on Form 8-K, dated September 22, 1999 (File No. 001-11473), filed with the Securities and Exchange Commission on September 28, 1999.

    (3) Incorporated by reference from the Current Report on Form 8-K, dated June 22, 1999 (File No. 001-11473), filed with the Securities and Exchange Commission on June 25, 1999.